Investment at FVTPL	9 Months Ended
Sep. 30, 2023
Investment at FVTPL

7. Investment at FVTPL

In conjunction with completion of the Arrangement, the Company acquired a 20.48% interest in One Up Group, LLC (“One Up”). One Up operates a mobile app which allows gamers to organize and play one-on-one matches with other gamers and compete for money.

The fair value of the Company’s investment in One Up is estimated at each reporting period, with reference to valuations underlying privately placed financing transactions closed by One Up and is classified with a level 3 in the fair value hierarchy (see Note 21). The fair value of this investment was $3,188,749 on both April 11, 2023, and September 30, 2023.